UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2023

Sunlight Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39739	85-2599566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Tryon Street, Suite 1000, Charlotte, NC 28246
(Address of principal executive offices, including zip code)

(888) 315-0822
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, par value $0.0001 per share	SUNL	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SUNL.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 25, 2023, Sunlight Financial Holdings Inc. (the “Company”) received notice from NYSE Regulation, which is responsible for monitoring activities on the equities, options and bonds markets of the New York Stock Exchange (“NYSE”), that the staff of NYSE Regulation had determined to (i) suspend trading in the Company’s common stock (NYSE:SUNL) and the Company’s warrants to purchase common stock (NYSE:SUNL.WS) and (ii) commence proceedings to delist these securities from the NYSE. The NYSE announced that trading of these securities would be suspended immediately. NYSE Regulation reached its decision to delist these securities pursuant to Section 802.01B of the NYSE’s Listed Company Manual because the Company had fallen below the NYSE’s continued listing standard requiring listed companies to maintain an average global market capitalization over a consecutive 30 trading day period of at least $15,000,000. The Company does not intend to appeal the delisting determination.

Effective September 26, 2023, the common stock of the Company commenced trading on the OTC Pink Open Market under the symbol SUNL and the warrants commenced trading on the OTC Pink Market under the symbol SUNLW. The Company can provide no assurance that these securities will continue to trade on this market, whether broker-dealers will continue to provide public quotes of these securities on this market, whether the trading volume of these securities will be sufficient to provide for an efficient trading market or whether quotes for these securities may be blocked by OTC Markets Group, the operator of the OTC Pink Market, in the future.

This report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “expect,” “endeavor,” “seek,” “anticipate,” “outlook,” “intend,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward-looking statements are based on certain assumptions; discuss future expectations; describe future plans and strategies; contain projections of results of operations, cash flows, or financial condition; or state other forward-looking information. Our ability to predict results or the actual outcome of future plans or strategies is inherently limited. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. These forward-looking statements involve risks, uncertainties, and other factors that may cause our actual results in future periods to differ materially from forecasted results. These statements include, but are not limited to, the trading of the Company’s securities on the OTC and the Company’s ability to continue to make all required filings with the SEC. All forward-looking statements included in this report are based on information available to us on the date of this report. Except to the extent required by applicable laws or rules, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLIGHT FINANCIAL HOLDINGS INC.

By:	/s/ Matthew Potere
Matthew Potere
Chief Executive Officer

Date: September 28, 2023